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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 28, 2002
                                                          --------------



                              ALLTRISTA CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                       0-21052                     35-1828377
(State or other            (Commission File Number)          (IRS Employer
Jurisdiction of                                          Identification Number)
 Incorporation)


           555 THEODORE FREMD AVENUE, SUITE B302, RYE, NEW YORK 10580
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's Telephone Number, including area code: (914) 967 9426



     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 9.  Regulation FD Disclosure

         On March 27, 2002, the Registrant signed a definitive agreement to purchase substantially all of the assets and assume substantially all of the liabilities of Tilia International, Inc. ("Tilia") upon the satisfaction of certain closing conditions (the "Acquisition"). The Registrant is conducting a $150 million senior subordinated note offering to finance a portion of the purchase price in connection with the Acquisition. The offering will be a private placement under Rule 144A and Regulation S under the Securities Act of 1933 and will be made only to qualified institutional buyers or outside the United States. Included in the preliminary offering memorandum for the private placement are the Consolidated Financial Statements of Tilia, which are attached as Exhibit 99.1 to this Form 8-K and are incorporated by reference herein. Tilia's Consolidated Financial Statements have not been previously disclosed.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALLTRISTA CORPORATION



                                   By: /s/  Ian G.H. Ashken
                                       -----------------------------------
                                       Ian G.H. Ashken
                                       Vice President, Secretary and Treasurer

Dated: March 28, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------

99.1             Consolidated Financial Statements of Tilia International, Inc.

99.2             Consent of Arthur Andersen LLP, Independent Public Accountants